UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 21, 2021

Liberty Media Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-39920	85-3809075
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard Englewood, CO		80112
(Address of Principal Executive Offices)		(Zip Code)

(720) 875-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Series A common stock and one-fifth of one redeemable warrant	LMACU	The Nasdaq Stock Market LLC

Series A common stock, par value $0.0001 per share	LMACA	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one share of Series A common stock at an exercise price of $11.50	LMACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On January 26, 2021, Liberty Media Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 57,500,000 units (the “Units”), including 7,500,000 Units sold pursuant to the full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of Series A common stock of the Company, par value $0.0001 per share (“Series A Common Stock”), and one-fifth of one redeemable warrant of the Company. Each whole warrant entitles the holder thereof to purchase one share of Series A Common Stock for $11.50 per share, subject to adjustment, following the later of 30 days after the completion of the Company's initial business combination and 12 months from the closing of the IPO. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $575,000,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 10,000,000 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant, to the Company’s sponsor, Liberty Media Acquisition Sponsor LLC (the “Sponsor”), generating gross proceeds to the Company of $15,000,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO except that, so long as they are held by the Sponsor or its permitted transferees: (1) they will not be redeemable by the Company; (2) they (including the Series A Common Stock issuable upon exercise of these warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by the Sponsor until 30 days after the completion of the Company’s initial business combination; (3) they may be exercised by the holders on a cashless basis; and (4) they (including the Series A Common Stock issuable upon exercise of these warrants) are entitled to registration rights.

A total of $575,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Warrants, including $20,125,000 of the underwriters’ deferred discount, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A., maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its taxes, if any, the funds held in the trust account will not be released from the trust account until the earliest of: (1) the completion of the Company’s initial business combination; (2) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company's Amended and Restated Certificate of Incorporation (A) to modify the substance or timing of the Company's obligation to allow redemptions in connection with its initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 24 months from the closing of the IPO (or 27 months from the closing of the IPO if the Company has executed a letter of intent, agreement in principle or definitive agreement for an initial business combination within 24 months from the closing of the IPO, which we refer to as an “agreement in principle event”) or (B) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity; and (3) the redemption of all of the Company’s public shares if it is unable to complete its initial business combination within 24 months from the closing of the IPO (or 27 months if an agreement in principle event has occurred), subject to applicable law.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Company’s registration statement (File No. 333-250188) (the “Registration Statement”):

•	An Underwriting Agreement, dated January 21, 2021, among the Company and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC.

•	A Warrant Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as warrant agent.

•	A Letter Agreement, dated January 21, 2021, among the Company, the Sponsor and the Company’s executive officers and directors.

•	An Investment Management Trust Agreement, dated January 21, 2021, between the Company and Continental Stock Transfer & Trust Company, as trustee.

•	An Investor Rights Agreement, dated January 21, 2021, among the Company, the Sponsor and Liberty Media Corporation.

•	A Sponsor Warrants Purchase Agreement, dated January 21, 2021, between the Company and the Sponsor.

•	A Services Agreement, dated January 21, 2021, between the Company and Liberty Media Corporation.

•	A Facilities Sharing Agreement, dated January 21, 2021, among the Company, Liberty Property Holdings, Inc. and Liberty Media Corporation.

•	A Forward Purchase Agreement, dated January 21, 2021, between the Company and the Sponsor.

In addition, in connection with the IPO, the Company adopted (1) an Amended and Restated Certificate of Incorporation and (2) Amended and Restated Bylaws, the forms of which were previously filed as exhibits to the Registration Statement.

On January 21, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On January 26, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No	Description of Exhibits

1.1	Underwriting Agreement, dated January 21, 2021, among the Company and Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, Credit Suisse Securities (USA) LLC and Goldman Sachs & Co. LLC.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Warrant Agreement, dated January 21, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.1	Letter Agreement, dated January 21, 2021, among the Company, Liberty Media Acquisition Sponsor LLC and the Company’s executive officers and directors.

10.2	Investment Management Trust Agreement, dated January 21, 2021, between Continental Stock Transfer & Trust Company and the Company.

10.3	Investor Rights Agreement, dated January 21, 2021, between the Company and certain security holders.

10.4	Sponsor Warrants Purchase Agreement, dated January 21, 2021, between the Company and the Liberty Media Acquisition Sponsor LLC.

10.5	Services Agreement, dated January 21, 2021, between the Company and Liberty Media Corporation.

10.6	Facilities Sharing Agreement, dated January 21, 2021, among the Company, Liberty Property Holdings, Inc. and Liberty Media Corporation.

10.7	Forward Purchase Agreement, dated January 21, 2021, between the Company and Liberty Media Acquisition Sponsor LLC.

99.1	Press Release, dated January 21, 2021, announcing the pricing of the IPO.

99.2	Press Release, dated January 26, 2021, announcing the closing of the IPO.

.

104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Liberty Media Acquisition Corporation

Date: January 26, 2021	By:	/s/ Wade D. Haufschild
Name: Wade D. Haufschild
Title: Senior Vice President